KL Allocation Fund

Institutional Class Ticker: GAVIX

A series of Investment Managers Series Trust (the "Trust")

Supplement dated October 20, 2023, to the

Summary Prospectus dated January 1, 2023

*** Important Notice Regarding Proposed Fund Reorganization ***

Based on the recommendation of Knowledge Leaders Capital, LLC (the "Advisor"), the investment advisor of the KL Allocation Fund (the "Fund"), the Board of Trustees of the Trust (the "Board") has approved the reorganization of the Fund into the AXS Astoria Inflation Sensitive ETF (the "Acquiring Fund"), an existing series of Investment Managers Series Trust II (the "Reorganization"). The Reorganization will occur pursuant to an Agreement and Plan of Reorganization (the "Plan"). The Plan provides for the Fund to transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and cash in lieu of fractional Acquiring Fund shares (if any) and the Acquiring Fund's assumption of the Fund's liabilities. Each shareholder of the Fund will receive shares of the Acquiring Fund and cash in lieu of fractional Acquiring Fund shares (if any) equal to the value of the shares of the Fund owned by the shareholder prior to the Reorganization. The Reorganization is not generally expected to result in the recognition of gain or loss by the Fund or its shareholders for U.S. federal income tax purposes (except with respect to cash received by shareholders in lieu of fractional shares, if any). AXS Investments LLC will bear the costs related to the Reorganization.

The Acquiring Fund and Fund each seek long-term capital appreciation; the Acquiring Fund and Fund have different principal investment strategies and principal risks. The Acquiring Fund invests principally in securities which have the potential to benefit, either directly or indirectly, from increases in the rate of rising costs of goods and services (i.e., inflation). The Fund employs an allocation strategy by investing, in three asset classes: equity, fixed income and cash or cash equivalents. AXS Investments LLC and Astoria Portfolio Advisors LLC are the investment advisor and sub-advisor, respectively, of the Acquiring Fund. The Advisor will not be involved in the management of the Acquiring Fund. The Acquired Fund’s portfolio manager, Steven Vannelli, CFA, will become a portfolio manager at AXS Investments LLC and will participate in the Acquired Fund’s investment committee. The Acquiring Fund is expected to have a lower management fee and total annual fund operating expenses as the Fund.

The Fund operates as a mutual fund and the Acquiring Fund operates as an actively managed exchange-traded fund (“ETF”). ETFs may provide benefits to shareholders compared to mutual funds, including additional trading flexibility, increased transparency, and the potential for lower transaction costs and enhanced tax efficiency. Additional information regarding the differences between mutual funds and ETFs and potential impact to shareholders will be included in the combined prospectus/proxy statement noted below. In order to receive shares of the Acquiring Fund as part of the Reorganization, Fund shareholders must hold their shares of the Fund through a brokerage account eligible to hold and trade shares of an ETF. If you are unsure about the ability of your account to accept Acquiring Fund shares, please call 1-888-998-9890 or contact your financial advisor or other financial intermediary.

The Board will call a meeting of the shareholders of the Fund to vote on the Plan. Management of the Trust expects the shareholder meeting to be held on or about January 12, 2024, at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740. If the Reorganization is approved by Fund shareholders, the Reorganization is expected to take effect in the first quarter of 2024.

Shareholders of the Fund will receive a combined prospectus/proxy statement with additional information about the shareholder meeting, the proposed Reorganization, and the Acquiring Fund, including information about the Acquiring Fund's investment strategies, risks, fees and expenses. Please read the proxy materials carefully, as they will contain a more detailed description of the proposed Reorganization.

Please file this Supplement with your records.